Sale of Vessels and Other Assets	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Sale of Vessels and Other Assets
Sale of Vessels and Other Assets
The Company's consolidated statement of income for the year ended December 31, 2019 includes a net loss on sale of a vessel of $2.3 million relating to one Suezmax vessel, which was sold and delivered to its buyer in the fourth quarter of 2019.

The Company agreed a further sale of two Suezmax tankers, for an aggregate sales price of $38.0 million. Both tankers were delivered to their new owners in February 2020 and therefore, both vessels and the related bunkers, as the vessel disposal group, are classified as held for sale as at December 31, 2019 and were written down to their agreed sales price. The Company recognized a write-down on these vessels of $3.2 million in 2019.

The Company's consolidated statement of loss for the year ended December 31, 2018 includes a net gain on sale of vessel of $0.2 million relating to one lightering support vessel, which was sold and delivered to its buyer in the second quarter of 2018.

During 2017, the Company completed the sales of two Suezmax and three Aframax tankers which were delivered to their respective buyers. The Company recognized losses on sale of these vessels of $1.8 million and $11.2 million, respectively.

During 2019, 2018 and 2017, the Company completed certain sale-leaseback financing transactions (see note 12).

In January 2020, the Company entered into an agreement to sell its non-US portion of the ship-to-ship support services business, as well as its LNG terminal management business for $26 million, with an adjustment for the final amounts of cash and other working capital present on the closing date. The sale is expected to close in the second quarter of 2020.The sale of the ship-to-ship support services business, which is in the ship-to-ship transfer segment, is classified as held for sale as at December 31, 2019.

The following table summarizes the two Suezmax tankers and the ship-to-ship transfer assets and liabilities classified as held for sale as at December 31, 2019;

As at December 31, 2019	Tanker Segment $	Ship-to-Ship Transfer Segment $	Total $

Cash and cash equivalents	—	1,121	1,121
Restricted cash - current	—	337	337
Accounts receivable	—	4,129	4,129
Bunker and lube oil inventory	2,017	—	2,017
Prepaid expenses	—	510	510
Vessel and equipment	37,240	7,562	44,802
Intangibles (i)	—	6,880	6,880
Goodwill (i)	—	5,633	5,633
Other non current assets	—	29	29
Total assets held for sale	39,257	26,201	65,458
Current liabilities	—	2,650	2,650
Other long term liabilities	—	330	330
Total liabilities associated with assets held for sale	—	2,980	2,980
Net assets held for sale	39,257	23,221	62,478
Net assets to be sold	39,257	23,221	62,478

i.	91% of the intangible assets and goodwill relating to support services and 100% of the LNG business intangibles and goodwill have been allocated as held for sale.